AXA ENTERPRISE FUNDS TRUST (the “Trust”)

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND

(each, a “Fund” and together, the “Funds”)

SUPPLEMENT DATED FEBRUARY 22, 2008 TO THE

PROSPECTUS DATED MARCH 1, 2007, AS REVISED JUNE 25, 2007

This Supplement updates the above-referenced Prospectus of the Trust. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about certain proposals relating to the change of control of the investment manager of the Trust. Specifically, shareholders of each Fund will be asked to approve: (1) a proposed new Investment Management Agreement between the Trust and Enterprise Capital Management, Inc. (“ECM”); (2) a proposed new Investment Advisory Agreement between ECM and AllianceBernstein L.P. (“AllianceBernstein”) or Brandywine Global Investment Management LLC (“Brandywine”), as applicable; (3) each Fund’s operation pursuant to the ECM Sub-adviser Replacement Order (as described below); and (4) election of two new Trustees to the Board of Trustees of the Trust.

On February 22, 2008, MONY Financial Services, Inc. (“MONY Financial”), the parent company of ECM, entered into an agreement with Commonwealth Capital Management, LLC (“CCM”) under which CCM would purchase all of the outstanding shares of ECM (the “Transaction”). Under the Investment Company Act of 1940, as amended (“1940 Act”), the Transaction may be deemed to result in a change of control of ECM and, thus, an assignment of the existing Investment Management Agreement between ECM and the Trust (“Existing Management Agreement”). Pursuant to the 1940 Act, the Existing Management Agreement provides that it will automatically terminate upon its assignment. In anticipation of this termination, the Board has approved a proposal, which is subject to shareholder approval, under which ECM would enter into a new investment management agreement with the Trust (“New Management Agreement”) pursuant to which it would provide substantially identical services to each Fund after the Transaction. In addition, the existing Investment Advisory Agreements between ECM and each Fund’s sub-adviser (AllianceBernstein and Brandywine, respectively) will automatically terminate upon the termination of the Existing Management Agreement. In this connection, the Board has approved proposals, which are subject to shareholder approval, under which ECM would enter into new advisory agreements with each sub-adviser after the Transaction.

Shareholders of each Fund also will be asked to approve the operation of each Fund pursuant to the ECM Sub-adviser Replacement Order. The ECM Sub-adviser Replacement Order exempts ECM from certain requirements of the 1940 Act and permits ECM, without obtaining shareholder approval, to (i) select new or additional sub-advisers; (ii) enter into or materially modify existing investment advisory agreements with sub-advisers; or (iii) terminate or replace sub-advisers. Since their inception, the Funds have operated pursuant to a Sub-adviser Replacement Order obtained by an ECM affiliate, AXA Equitable Life Insurance Company (“AXA Equitable”). However, as a result of the Transaction, ECM will no longer be affiliated with AXA Equitable and, thus, is seeking shareholder approval of reliance on the ECM Sub-adviser Replacement Order.

In connection with the Transaction, the Board also has approved a proposal to nominate two new Trustees for election by shareholders. The current Trustees, except for Steven M. Joenk, would no longer serve as Trustees following shareholder approval of the New Management Agreement, the election and qualification of the new Trustees and the successful consummation of the Transaction.

A special meeting of shareholders of the Trust is scheduled for March 7, 2008 to vote on these proposals. Although there is no assurance that the Transaction will be completed, as of the date of this Supplement it is anticipated that, subject to shareholder approval of the proposals described above and the completion of certain other terms and conditions, the Transaction will close immediately after the close of business on March 10, 2008 or as soon as reasonably practicable thereafter.

Additional information about the proposals described in this Supplement will be sent to shareholders of each Fund in February 2008 as part of proxy solicitation materials.